UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 17, 2012

Matrix Service Company

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-15461	73-1352174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 E Skelly Dr., Suite 700, Tulsa, OK	74135
(Address of Principal Executive Offices)	(Zip Code)

918-838-8822

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Matrix Service Company (the “Company”) changed its reportable segments in its third quarter ended March 31, 2012. Therefore, the Company reported its results under the new reportable segments in its Quarterly Report on 10-Q for the quarter ended March 31, 2012 filed on May 8, 2012. The new reportable segments along with a description of each are as follows:

•

Electrical Infrastructure segment—primarily encompasses high voltage services to investor owned utilities, and construction and maintenance services to clients with power plants. High voltage services include construction of new substations, existing substation upgrades, short run transmission line installations, distribution upgrades and maintenance, and storm restoration services. Construction and maintenance services are provided to a variety of power generation facilities, such as combined cycle plants, nuclear facilities, coal fired power stations, and renewable energy.

•

Oil Gas & Chemical segment—includes our traditional turnaround activities, plant services and capital construction work in the downstream petroleum industry. Another key offering is our industrial cleaning services which include hydroblasting, hydroexcavating, chemical cleaning and vacuum services across most sectors of the energy industry. We also perform work in alternative fuels, industrial and natural gas, gas processing and compression, and upstream petroleum.

•

Storage Solutions segment—includes new construction of, as well as planned and emergency maintenance services for crude and refined products aboveground storage tanks. Also included in the Storage Solutions segment is work related to specialty storage tanks including liquefied natural gas (“LNG”), liquid nitrogen/liquid oxygen (“LIN/LOX”), liquid petroleum (“LPG”) tanks and other specialty vessels including spheres. Finally, the Storage Solutions segment includes balance of plant work in storage terminals and tank farms.

•	Industrial segment—includes work in the mining and metals industry, material handling, thermal vacuum chambers, as well as work in other industrial and manufacturing markets.

The Company is filing this Current Report on Form 8-K in order to provide investors with quarterly segment information for fiscal 2012, fiscal 2011 and fiscal 2010 on a basis that is consistent with the segment information included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012. The voluntary supplemental information included in this Form 8-K provides unaudited segment information for the following periods:

•	Three months ended September 30, 2009

•	Three months ended December 31, 2009

•	Three months ended March 31, 2010

•	Three months ended June 30, 2010

•	Three months ended September 30, 2010

•	Three months ended December 31, 2010

•	Three months ended March 31, 2011

•	Three months ended June 30, 2011

•	Three months ended September 30, 2011

•	Three months ended December 31, 2011

•	Three months ended March 31, 2012

This information in no way revises or restates the previously reported consolidated balance sheets, consolidated statements of income, consolidated statements of comprehensive income, consolidated statements of cash flows or consolidated statements of changes in stockholders’ equity for these quarterly reporting periods. This information is provided as supplemental financial information that may be of interest to the Company’s stockholders.

The information in this Item 2.02 and Exhibit 99 attached hereto is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

99	Revenues, gross profit and operating income by reportable segment for the interim periods in fiscal 2012, 2011, and 2010 (unaudited).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: July 17, 2012	By:	/s/ Kevin S. Cavanah
Kevin S. Cavanah
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Revenues, gross profit and operating income by reportable segment for the interim periods in fiscal 2012, 2011, and 2010 (unaudited).